Exhibit 10.5

PATENT AND TRADEMARK LICENSE AGREEMENT

THIS AGREEMENT is made this 15th day of June, 2004 by and between FT Solutions LLC, a Delaware limited liability company (“Licensor”), and Rentech, Inc., a Colorado corporation (“Licensee”). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Operating Agreement of Licensor.

BACKGROUND

Licensee desires to license the Intellectual Property and Marks owned by Licensor (or which Licensor has a right to use) from Licensor and Licensor is willing to grant to Licensee an exclusive license to use, distribute and sublicense the Intellectual Property and Marks throughout the world subject and pursuant to the terms and conditions herein.

NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Grant of License and Distribution Rights.

(a) Licensor hereby grants to Licensee an exclusive (even as to Licensor), irrevocable right and license to market, promote, sublicense (subject to Sections 2 and 3 below), sell and otherwise distribute products and services covered by the Intellectual Property (including without limitation the patents, patent applications and patent rights listed on Annex A hereto and any Derivative Works) throughout the world to Persons requiring such products and services covered by the Intellectual Property in connection with Non-Qualified GTL Projects; provided that Licensor shall retain the exclusive right to supply catalyst as described in Section 10.5 of the Operating Agreement.

(b) Licensor hereby grants to Licensee an exclusive (except as to Licensor), irrevocable right and license (including the right, subject to Sections 2 and 3 below, to sublicense) to modify, adapt, update, develop upgrades for and otherwise create derivative works and improvements based on or related to the Intellectual Property (collectively, “Derivative Works”).

(c) Licensor hereby grants to Licensee an exclusive (except as to Licensor), irrevocable right and license (including the right, subject to Sections 2 and 3 below, to sublicense) to use the Intellectual Property and any Derivative Works for its own purposes solely in support of Sections 1.a. and 1.b. above.

(d) Licensor hereby grants to Licensee a non-exclusive right and license to use and sublicense the Marks in connection solely with catalysts, products and services provided by Licensee that relate to or are covered by the Intellectual Property.

(e) Licensor retains all rights for Qualified GTL Projects to market, promote, use, license, sell and distribute products and services covered by the Intellectual Property, Derivative Works and Marks.

2. Sublicensing. Any sublicense of the Intellectual Property permitted under Sections 1.a., 1.b. and 1.c. above from Licensee to a third-party sublicensee (“Sublicensee”) shall be in writing and shall require the Sublicensee to agree to comply with and observe the terms applicable to Sublicensees in this Agreement, including without limitation, provisions relating to the Licensor’s and/or Licensee’s ownership or right to use any Derivative Works created or otherwise contributed to by any such Sublicensee.

3. Royalty. Licensee shall not pay a royalty to Licensor, but shall receive distributions pursuant to the terms and conditions of the Operating Agreement of the Licensor.

4. Ownership of Intellectual Property.

(a) Licensee and any Sublicensee acknowledge that as between Licensor and Licensee, or Licensor and Sublicensee as the case may be, Licensor owns all right, title and interest in and to the Intellectual Property and Marks, and Licensee and any Sublicensee agree that all use of the Intellectual Property and Marks shall inure to the benefit of and be on behalf of Licensor. Other than as expressly provided, neither Licensee nor Sublicensee shall acquire any rights in or to the Intellectual Property or Marks. Licensor shall own all right, title and interest in and to any Derivative Works.

(b) Licensee and any Sublicensee shall, at Licensor’s expense, execute all documents and otherwise reasonably cooperate in establishing, confirming and enforcing Licensor’s ownership rights or other interests in and to the Intellectual Property and Marks. Licensor shall, at Licensor’s expense, execute all documents and otherwise reasonably cooperate in establishing, conforming and enforcing Licensee’s ownership rights or other interests in and to any Derivative Works.

5. Confidentiality and Non-Disclosure.

(a) Licensor, Licensee and any Sublicensee each agree that it shall not use in an unauthorized manner, disclose, reproduce, publish, distribute or disseminate, in whole or in part, to any third party, any proprietary or confidential information received in connection with this Agreement, the Intellectual Property or the performance of any obligations herein.

(b) The above obligations of confidentiality and non-disclosure shall not extend to proprietary or confidential information which: (a) was known to the receiving party prior to receipt thereof from the disclosing party, (b) is disclosed to the receiving party in good faith by a third party under no obligation of confidence and with the right to make such disclosure, (c) is or shall have become part of the public domain through no fault of the receiving party or any other party with an obligation of confidentiality to the disclosing party, or (d) is required to be disclosed by the receiving party by order of a court of competent jurisdiction, administrative agency or governmental body, or by any law, rule or regulation, or by subpoena, or any other administrative or legal process, or by applicable regulatory standards; provided, however, that the disclosing party is promptly informed of any such requirement and has a reasonable opportunity to apply for protection from such disclosure, which application will not be contested by the receiving party.

2

(c) The foregoing confidentiality and non-disclosure obligations shall survive the term of this Agreement.

6. Infringement by Third Parties.

(a) Licensee agrees, promptly upon discovery, to notify Licensor in writing of any unauthorized use or potential unauthorized use of the Intellectual Property or Marks by third parties of which it becomes aware. As between Licensor and Licensee, Licensee shall have the sole right and discretion, subject to Section 6.b. below, to take appropriate legal action involving the Intellectual Property and Marks. If Licensee decides that taking legal action is appropriate, Licensee will be responsible for any costs incurred and will be entitled to retain any damages it recovers. Licensor agrees to cooperate fully with Licensee (including giving its consent to being joined as a party in any such legal action), at the sole expense of Licensee, with respect to any such legal action and shall each be entitled to retain any damages it recovers, provided that (i) a reasonable portion of any such recovery by Licensor be used to reimburse Licensee for a reasonable portion of Licensee’s actual legal expenses and (ii) to the extent Licensor’s recovery is properly attributable to harm sustained by Licensor in connection with Licensee’s exclusive rights under this Agreement, Licensor shall be entitled to a reasonable portion of any such recovery.

(b) In the event that Licensee elects not to take legal action pursuant to Section 6.a. above, Licensor may do so, at its sole expense. In this case, Licensee agrees to cooperate fully with Licensor (including giving its consent to being joined as a party in any such legal action), at the sole expense of Licensor, with respect to any such legal action.

7. Indemnity. Licensor shall, at its sole expense, defend or settle any claim, action or allegation brought against Licensee and any Sublicensee on the grounds that the Intellectual Property or Marks, or use thereof (provided that such use is consistent with this Agreement), infringes any patent, copyright, trademark or trade secret, or any intellectual property right of any third party so long as Licensee and any Sublicensee give prompt written notice to Licensor of any such claim, action or allegation of infringement. Licensor shall have the exclusive right to defend any such claim, action or allegation and make settlements thereof at its own discretion, provided that Licensor shall not impose any obligation upon Licensee or any Sublicensee without the prior written approval of Licensee or such Sublicensee. Licensee and any Sublicensee shall give such assistance and information (including giving its consent to being joined as a party in any legal action), at the sole expense of Licensor, as Licensor may reasonably require to settle or oppose such claims.

8. No Contest. Licensee and any Sublicensee each agree that it shall not challenge, dispute or otherwise contest, or assist others in challenging, disputing or otherwise contesting, the validity, enforceability or ownership by Licensor of the Intellectual Property and Marks. Licensor agrees that it shall not challenge, dispute or otherwise contest, or assist others in challenging, disputing or otherwise contesting the validity, enforceability or ownership by Licensee of the Derivative Works.

3

9. Term. This Agreement, and the license and rights granted to Licensee and any Sublicensee herein, shall continue during the life of any patent owned or licensed by Licensor containing a claim covering the Intellectual Property or while any application for patent owned or licensed by Licensor containing a claim covering the Intellectual Property is pending, whichever is later.

10. Representations and Warranty.

(a) Licensor represents that as of the date of this Agreement, Licensor has sufficient rights, title and interest in and to the Intellectual Property and Marks to provide the license contemplated herein and that the grant of license herein shall not violate, conflict with or result in a breach of or default by Licensor of any other agreement.

(b) Licensor represents that as of the date of this Agreement, Licensor has no knowledge that the Intellectual Property or Marks (including the use thereof in accordance with this Agreement) infringes any patents, copyrights, trademarks, trade secrets or other intellectual property rights of any third party.

(c) Licensor represents and warrants that the Intellectual Property and any documentation and/or training provided shall be sufficient and adequate to permit Licensee to use and access the Intellectual Property in accordance with this Agreement.

(d) EXCEPT AS SET FORTH IN SECTIONS 10.a., 10.b. AND 10.c. ABOVE, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, REGARDING OR RELATING TO THE INTELLECTUAL PROPERTY AND MARKS, OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO LICENSEE UNDER THIS AGREEMENT, OTHER THAN AS EXPRESSLY PROVIDED, LICENSOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS AND MARKS.

11. LIMITATION OF LIABILITIES. IN NO EVENT WILL LICENSOR BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE OR ANY SUBLICENSEE OR ANY OTHER ENTITY FOR ANY DAMAGES OR LOSS CAUSED BY DELAY IN DELIVERY OR FURNISHING OF DATA USING THE INTELLECTUAL PROPERTY. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO (I) INDEMNIFICATION OBLIGATIONS, OR (II) BREACHES OF THE CONFIDENTIALITY OBLIGATIONS.

12. Miscellaneous.

(a) Complete Agreement. This Agreement, including any exhibits, schedules and annexes attached hereto, together with the Operating Agreement of Licensor and the Additional Agreements defined therein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to such subject matter.

4

(b) Assignment; Transfer. This Agreement, and the obligations, rights or license hereunder, may not be assigned or transferred by Licensee.

(c) Successors and Assigns. This Agreement is binding on and inures to the benefit of the parties and their respective successors and assigns.

(d) Governing Law; Venue; Jurisdiction. This Agreement, and the rights and obligations of the parties hereunder, shall be governed, including, without limitation, as to validity, interpretation and effect, by the laws of Delaware, United States without regard to the principles of conflict of laws.

(e) Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, and the subject matter of this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

(f) Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

(g) Waiver; Amendment. No waiver of any term, condition or obligation of this Agreement shall be valid unless in writing and signed by the waiving party. No waiver of any one or several of the terms, conditions or obligations of this Agreement, and no partial waiver thereof, shall be construed as a waiver of any of the other terms, conditions or obligations of this Agreement. This Agreement may not be amended, changed or modified in any fashion except by written instrument signed by each of the parties hereto.

(h) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Remainder of page intentionally left blank

5

IN WITNESS WHEREOF, each of the parties hereto by its duly authorized representative has caused this Agreement to be executed as of the date first above written.

FT SOLUTIONS LLC

By:
Name:
Title:

RENTECH, INC.

By:
Name:
Title:

6

ANNEX A

FT Solutions LLC

Patent and Patent Applications

(which FT Solutions LLC has the right to use and sublicense)

Licensed from HTIG

HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
HT-13	6265451	09/399853	US	Skeletal Iron catalyst and its preparation for fischer- tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	9/21/1999		7/24/2001	9/21/2019	China (03154897, 8/9/2003)

HT-13		3154897	China	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	8/9/2003			9/21/2019	US(6265451)

HT-13a		09/895540	US	Skeletal Iron catalyst and its preparation for fischer-tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	7/2/2001	1/24/2002		7/2/2021	China (98119955.0, 9/23/1998)

HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
HT-13a		98119955	China	Skeletal Iron catalyst and its preparation for fischer- tropsch synthesis processes	Jinglai Zhou Yijun Lu Zhixin Zhang Guohui Li Linyao Dong Hairong Wang Peizheng Zhou	9/23/1998			9/23/2018	US(09/895540)

HT-14	6277895	09/399852	US	Skeletal Iron catalyst having improved attrition resistance and product selectivity in slurry-phase synthesis processes	Peizheng Zhou Lap-Keung Lee Jinglai Zhou Yijun Lu Guohui Li	9/21/1999		8/21/2001	9/21/2019

HT-14 CP		09/895621	US	Skeletal Iron catalyst having improved attrition resistance and product selectivity in slurry-phase synthesis processes	Peizheng Zhou Lap-Keung Lee Jinglai Zhou Yijun Lu Guohui Li	7/2/2001	5/2/2002		7/2/2021

HT-16	6476086		US	Coalescence enhanced gravity separation of iron catlyst from fischer-tropsch catalyst/wax slurry	Peizheng Zhou	4/4/2001		11/5/2002	4/4/2021

HT-22		10/107,915	US	Promoted Skeletal Iron Catalysts for F-T Synthesis Processes	P. Zhou, Y. Lu	3/27/2002	10/24/2002		3/27/2022

HT-28	6586480	10/212534	US	Integrated process for the production of hydrocarbon liquids and ammonia	Yijun Lu Peizheng Zhou Michael Rueter	8/6/2002		7/1/2003	8/6/2022	China (021574529, 12/19/02)

HT-28		21574529	China	Integrated process for the production of hydrocarbon liquids and ammonia	Yijun Lu Peizheng Zhou Michael Rueter	########			8/6/2022	US (6586480)

HTIG #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
HT-29		10/267,236	US	Slurry-Phase Process for Synthetic Gas Conversion to Hydrocarbons	P. Zhou, Y. Lu, L. Abrams, C. Long	10/8/2002	6/12/2003		10/8/2022	China (2003101015275, 10/8/2003)

HT-29		2003101015275	China	Slurry-Phase Process for Synthetic Gas Conversion to Hydrocarbons	P. Zhou, Y. Lu, L. Abrams, C. Long	10/8/2003			10/8/2022	US(10/267,236)

Licensed from Rentech:
RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References

JWB 0675	5,324,335	867,456	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/13/92		6/28/94	6/28/2011

JWB 1073	5,500449	470,497	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/06/95		3/19/96	4/06/2015

JWB 0972	5,504,118	212,735	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	3/14/94		4/02/96	3/14/2014

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
JWB 1070	5,506,272	470,495	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		4/09/96	6/06/2015

CWF 1072	5,543,437	470,496	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		8/06/96	6/06/2015

JWB 1071	5,620,670	470,498	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/06/95		4/15/97	6/06/2015

JWB 1036	5,621155	428,793	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/24/95		4/15/97	4/24/2015

JWB 0945	5,645,613	307,014	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	9/16/94		7/08/97	6/28/2011

JWB 2009	5,763,716	834,837	US	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	4/10/97		6/09/98	4/10/2017

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
CWF 3112	6,068,760	09/130,457	US	Catalyst/Wax Separation Device For Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	8/07/98		5/30/2000	8/07/2018	Rentec/P01AAU Rentec/P01ACA

RM 375	6,306,917 B1	09/376,709	US	Process for the Production of Hydrocarbons, Power, and Carbon Dioxide from Carbon-Containing Materials	Mark S. Bohn Charles B. Benham	8/17/99		10/23/2001	8/17/2019

RM 375c	6,380,268 B1	09/560,248	US	Plasma Reforming/Fischer-Tropsch Synthesis	Dennis L. Yakobson John S. Vavruska Edward Bohn Andreas Blutke	4/27/2000		4/30/2002	4/27/2020

CWF 5035	6,534,552 B2	09/870,466	US	Producing Liquid Hydrocarbons from Natural Gas	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	6/01/2001	3/14/2002	3/18/2003	6/01/2021

RM 375j	6,627,666 B1	09/924,262	US	Fischer-Tropsch Synthesis Using Industrial Off Gas Feedstreams	Peter S. Pedersen	8/08/2001		9/30/2003	8/08/2021

RM 375k	6,632,846 B2	09/963,349	US	Integrated Urea Manufacturing Plants and Processes	Richard O. Sheppard Dennis L. Yakobson	9/25/2001	5/9/2002	10/14/2003	9/25/2021	RM375m

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
CWF 5032	6,712,982 B2	10/417,107	US	Method of Removing Catalyst Particles from Wax	Mark S. Bohn James E. Siebarth	4/17/2003	11/06/2003	3/30/2004	4/17/2023

CWF 5290	6,730,221 B2	09/871,148	US	Dynamic Settler	Mark S. Bohn James E. Siebarth	5/29/2001	12/05/2002	5/04/2004	5/299/2021	CWF5153

JWB 1849	697448	60288/94	Australia	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	1/28/1994		1/21/1999	1/28/2014

Rentec P01AAU	720266	56061/98	Australia	Catalyst/Wax Separation Device for Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	12/15/1997		9/07/2000	12/15/2017	CWF3112

Rentec P01ACA		2,274,579	Canada	Catalyst/Wax Separation Device for Slurry Fischer-Tropsch Reactor	Charles B. Benham Dennis L. Yakobson Mark S. Bohn	12/15/1997			12/15/2017	CWF3112

CWF 1281	188,868	271/DEL/94	India	Process for the Production of Hydrocarbons	Charles B. Benham Mark S. Bohn Dennis L. Yakobson	3/08/1994		1/21/2004	3/08/2014

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
RM 375m PCT/US0 1/30017			Australia Brazil Canada China India Indonesia	Integrated Urea Manufacturing Plants and Processes	Richard O. Sheppard Dennis L. Yakobson	09/25/2001	4/03/2003		9/25/2021	375k

RM 375n		09/963,253	US	Process for the Production of Hydrocarbons, Power, and Carbon Dioxide from Carbon-Containing Materials	Mark S. Bohn Charles B. Benham	09/25/2001	8/29/2002		9/25/2021

CWF 5153		PCT/US02/11881	Australia Canada China India Indonesia	Dynamic Settler	Mark S. Bohn James E. Siebarth	05/09/2002 Priority Date: 5/29/2001			5/29/2021	US6,632,846 B2

RM 375p		10/043,874	US	Plasma Reforming/Fischer-Tropsch Synthesis	Dennis L. Yakobson	01/09/2002	10/24/2002		01/09/2022

RM 375s		10/213,896	US	Production of Hydrogen and Higher Hydrocarbons from Feedstocks Low in Hydrogen	Dennis L. Yakobson	08/07/2002	2/12/2004		08/07/2022	RM375x

RM 375t		10/681,823	US	Fiscer-Tropsch Slurry Reactor Cooling Tube Arrangement	Mark S. Bohn William H. Hawthorne Mark D. Ibsen Peter S. Pedersen	10/08/2003			10/08/2023

RTK #	Patent #	Application #	Country	Full Title	Inventor(s)	Date Filed	Publication Date	Date Issued	Patent Expiration (Based on Filing Date)	Country References
RM 375u		10/612,573	US	Integrated FT and Electric Power Generation Plant with Low CO2 Emissions	Richard O. Sheppard Dennis L. Yakobson	07/01/2003			07/01/2023

RM 375w		10/728,109	US	Method and Apparatus for Regenerating an Iron- Based Fischer-Tropsch Catalyst	Belma Demirel Mark S. Bohn Charles B. Benham James E. Siebarth Mark D. Ibsen	12/04/2003			12/04/2023

RM 375x		PCT/US03/24866		Production of Hydrogen and Higher Hydrocarbons from Feedstocks Low in Hydrogen	Dennis L. Yakobson	08/07/2003			08/07/2023	RM375s

RM 375y		60/526,515	US	Process for the Production of Ammonia and Fischer-Tropsch Liquids	Peter S. Pedersen Dennis L. Yakobson	12/03/2003			12/03/2023

ANNEX B

FT Solutions LLC

Trademarks

None.